Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 USC 1350 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Levi Mochkin, President, Chief Executive Officer and Principal Financial Officer of Avenue Group, Inc. (the "Company"), certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 8 , 2006

By:      /s/ Levi Mochkin
         -----------------------------------------
         Levi Mochkin
         President and Chief Executive Officer
        (Principal Executive Officer and Principal
         Financial Officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.